Ma r ch 2025

2 Forward-Looking Statements This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margins, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties, some of which are not under our control. Forward-looking statements, including, without limitation, those relating to the Company’s production levels, future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, balance sheet items, financial condition, liquidity, debt, leverage ratios, retail and wholesale demand, integration of acquisitions, R&D investments, commodity prices, addressable markets, market shares and industry trends, whenever they occur in this presentation, are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, future pandemics, geopolitical tensions, armed conflicts, or natural disasters on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, such as EBITDA, total debt to EBITDA leverage ratio, net debt to EBITDA leverage ratio, free cash flow, and free cash flow conversion. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation.

3 Agenda 4 24 27 I. Company Overview and Investment Highlights II. Financial Overview III. Appendix

COMPANY OVERVIEW AND INVESTMENT HIGHLIGHTS

5 Poised for Strong Long-Term Performance Growth & Margin Drivers Continued investment toward innovation and R&D Strong focus on aftermarket repair, replacement and upgrade Further development in automotive aftermarket Expanding presence in diversified end-markets through proven playbook Scaling appropriately with demand recovery Further operational improvements in automation and efficiency Improving Environment Capitalize on production environment improvements in both RV and Marine Internal Efficiencies and Leverage Continue to reduce cost structure to create leverage for the next years of growth Traction in New Products and New Market Share Gains Gain further traction in recently launched products and continue to introduce new innovations Key Factors to Achieve Near-term Growth

LCI at a Glance

- Leading supplier of highly engineered components primarily to the OEMs of RVs, buses, trailers, trucks, boats, trains, manufactured housing and their related aftermarkets
- LCI has a large product offering including RV slide-outs and chassis, axles, furniture and glass solutions for all types of vehicles
- LCI focuses on offering superior, innovative products made by trusted and recognized brands
- 100,000+ retail customer interactions monthly with over 25 years of robust customer and market share retention
- Continued market expansion driven by cutting edge innovation initiatives and prioritization of strategic M&A that is leveraged to enhance diversification and long-term growth potential

LCI by the Numbers

$3.7B[1] Net sales	12,500+ Employees
$344M[1] EBITDA	140+ Global facilities
$328M[1,2] Free Cash Flow	26 Countries served

FY 2024 Net Sales by Market


International
11%
NA RV
OEM
43%
NA Adjacenct
Industries
18%
NA
Aftermarket
21%
NA Marine
OEM
7%

Offers 25+ Key Brands

LIPPERT FURRION
UWS CURT RANCH HAND
LEWMAR Taylor Made

Overview of Facilities



Select Products



Chassis



Furniture



Windows



Awnings

[1] FY 2024; EBITDA is a non-GAAP measure. See appendix for a reconciliation to the nearest GAAP measure; [2] Defined as Cash Flow from Operations (CFO) less Capital Expenditures. Free Cash Flow is a non-GAAP measure. See appendix for a reconciliation to the nearest GAAP measure.

6

Industry-Leading Competitive Differentiation Across Multiple Markets

	Key Drivers & Commentary	Sector Overview	Historical Net Sales ($M)	% of Total Net Sales (FY 2024)[1]	Total Addressable Market ($M)[2]	LCI Current Estimated Market Share[3]
 NA RV OEM	• Positive demographic trends and market advantages continue to support the segment as demand recovers	• Manufacturing and distributing a broad array of products to key RV producers (THOR, Winnebago, Forest River, etc.)	CAGR: 3% 2019: $1,375 2020: $1,389 2021: $2,390 2022: $2,800 2023: $1,471 2024: $1,617	43%	$2,990	~60%
 NA Marine OEM	• Marine industry pressured by current dealer inventory levels and inflation	• Serving key marine manufactures such as Brunswick, Polaris, Barletta (Winnebago) and Forest River (Marine) with critical components	CAGR: 8% 2019: $170 2020: $167 2021: $384 2022: $493 2023: $352 2024: $246	7%	$750	~35%
 NA Aftermarket	• Strongest value driver for LCI due to runway for organic growth, counter-cyclicality, strong margin profile and premium brands	• Many OEM parts, optional upgrades and repair parts are sold through aftermarket channels, primarily to retail dealers	CAGR: 25% 2019: $263 2020: $607 2021: $769 2022: $825 2023: $814 2024: $803	21%	$7,140	~15%
 International	• European RV and marine markets have softened, partially offset by strength in the rail market	• Focused on developing products tailored for international recreation and transportation markets	CAGR: 22% 2019: $146 2020: $237 2021: $374 2022: $397 2023: $414 2024: $394	11%	$2,470	~15%
 NA Adjacent Industries	• Residential windows, axle products, transit bus seating and bus chassis stretching continue to help gain share in adjacent markets	• Manufacturing and supply of numerous components to several industries including buses, trailers, livestock and building products	CAGR: 10% 2019: $418 2020: $396 2021: $555 2022: $692 2023: $733 2024: $682	18%	$2,450	~25%

Emphasis on diversification outside of the North American RV OEM market

[1] Numbers may not sum to 100% due to rounding; [2] "Serviceable Addressable Market" amounts represent Management's estimate of the size of the addressable market based on current products and pricing as of Q4 2024, excluding the Company's current net sales to those markets. RV OEM market opportunity is based on estimated annual wholesale production of 400,000 units; [3] "LCI current market share" percentages are based on Management's estimates as of 12/31/2024

7

8 95% Free Cash Flow Conversion(1) (Full Year 2024) 34% Total Net Sales Growth (2020 - 2024) 17 Average Senior Management Tenure at LCI (Years) 4.2% Dividend Yield (Full Year 2024) Net Debt to EBITDA(1) (as of 12/31/2024) 1.7x Track Record of Resilience, Cash Flow, Discipline and Shareholder Returns 50% Content Per Towable Unit Growth (2020 - 2024) 1 Additional information regarding Free Cash Flow Conversion and Net Debt to EBITDA, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix

How LCI Wins

Manufacturing & Engineering Competencies

- Metal Fabrication & Welding
- Glass Fabrication
- Furniture Manufacturing
- Electronics
- Lamination
- Power & Motion Systems
- E-Coating & Powder Coating
- Plastics Forming
- Appliances

Enable Us to Solve Complex Customer Needs


Small Batch Manufacturing with Scale Benefits


Design/Engineering Expertise


Custom, Non-Commoditized Products

And Create an Unmatched Product Ecosystem


Chassis & Suspension Systems


Axles


Furniture Solutions


Windows & Glass Solutions


Appliance & Kitchen Solutions


Truck & Towing Accessories


Doors, Steps & Awnings


Leveling, Stabilization & Slide-outs

Across Multiple End Markets


Recreational Vehicles


Marine


Building Products


Transportation


Utility & Cargo Trailer


RV & Marine Aftermarkets


Automotive Aftermarket


International

9

10 LCI’s Competitive Moat Our success and share gains are driven by scale, expertise, and people Bundling Capabilities Diversified portfolio is an advantage as customers consolidate vendors Customer Proximity Strategically positioned near OEM partners to reduce lag time and costs Customer Service Handling over 1 million customer interactions annually through 300 service agents Acquisitive DNA 70 acquisitions over two decades to expand footprint and product offerings Low-Cost Manufacturer Significant purchasing advantage due to size, allowing for pricing advantages Manufacturer of Critical Products Expanded competencies into critical product lines Flexibility & Agility Ability to rapidly produce and scale production when needed Complex Manufacturing Experts Highly skilled at engineering, design, and manufacturing of complex products Automation Capabilities Substantial investments into automation to increase speed and efficiencies Experienced Leadership 17-year average tenure for top-25 executives with experience navigating numerous cycles Best-In-Class Team Team members who demonstrate resiliency and determination Master Innovators Experienced and innovative R&D team working to develop new products Strong Customer Relationships 15+ years average customer tenure with an emphasis on customer satisfaction Scale & Market Leader Advantages Unique Manufacturing Capabilities & Offerings Our People & Culture $288M 2000 Net Sales $3.7B 2024 Net Sales Strong Culture A culture that drives heightened retention rates and fosters a collaborative environment

11 Consistent Market Share, Content, and Net Sales Gains Validate Competitive Advantages Adjacencies 2020 2024 Building Products Net Sales $113M $192M 70% Transportation Products Net Sales $137M $197M 44% Utility Trailer Products Net Sales $117M $271M 132% International Net Sales $237M $394M 66% * Marine, Building Products, and Transportation are fragmented markets, with dozens of competitors | 1 Includes Company chassis production data, Management estimates and industry wholesale shipment data from Statistical Surveys, Inc. NA RV & Marine 2020 2024 NA RV OEM; Chassis Market Share1 84% 85% NA Towable RV Content per Unit $3,390 $5,097 50% NA Marine Content per Unit $739 $1,098 49% Dominant share in Chassis helps drive gains across categories as customers seek to consolidate suppliers NA Aftermarket 2020 2024 NA RV/Marine Aftermarket Net Sales $276M $354M 28% NA Automotive Aftermarket Net Sales $331M $449M 36%

12 Innovation Fueling Market Share and Content Expansion Past product launches Recent product launches 2009 5th Wheel Leveling 2004 Trailer Axles 2010 Entry Doors 2020 Appliances 2012 Awnings 2024 Net Sales Contribution $75M $308M Estimated Addressable Market(1) 4K Series Windows Anti-Lock Brakes Helux Pinbox Chill Cube TCS 2023 2023 2024 2024 2024 $312M $184M $150M$150M $50M Anti-Lock Brakes Tour Coiling Suspension ("TCS") 4000 Series Windows Chill Cube Helux® Pinbox Shallow Water Anchor $80M $100M $20M 1 Estimated addressable market amounts represent Management's estimate of the size of the addressable market based on products and pricing as of December 31, 2024. Market opportunities are based on Management's estimate of normalized industry volumes.

13 Established Leadership Unlocks Cross-Sell Growth and Content Opportunities NA RV OEM Net Sales Content Per Towable Unit Market leadership in essential products... Fuels bundling in key strategic lines... Positioning LCI to capture more of the $3 billion of addressable RV OEM opportunity • Axles & Suspension Enhancements • Appliances • HVAC • Safety Products (ABS) • New Window Innovations • Chassis • Windows • Leveling Systems • Awnings • Slide-Outs • Entry Doors • Furniture

14 New Market Diversification Expands Opportunities & Insulates Against Cyclicality Adjacent Industries OEM & Aftermarket Net Sales Focus on $13 billion of total addressable market1 through: • Innovation • Replace and repair cycles • Acquisitions Key Growth Areas Proven RV OEM playbook positions LCI to capitalize on significant market opportunity • Residential Windows • Industrial Windows • Trailer Axles & Suspension • Residential Awnings • Hitches & Towing • Biminis • Grill Guards • Air Conditioners Marine Building Products Transportation International Auto, Marine & RV Aftermarket 1 “Total Addressable Market” amounts represent Management’s estimate of the size of the addressable market based on current products and pricing as of Q4 2024, excluding the Company’s current net sales to those markets

Aftermarket Segment Growth Enhancing Diversified Positioning

Content Gains Lead to RV Aftermarket Growth Potential

RV OEM Content

~$15B

$15B of LCI content added to new RVs since 2015 leads to...

RV Aftermarket

$$$

Increased sales of LCI products in the RV aftermarket during the repair and replace cycle

Automotive Aftermarket Bolstered by Successful M&A

Acquired in December 2019

CURT

$406M

2024 FY Net Sales

Acquired in April 2021

RANCH HAND

$56M

2024 FY Net Sales

Other aftermarket growth drivers include:



Innovation

Creating products our customers want to improve the lifestyle



Dealer Training

Fostering dealer relationships through trainings to improve knowledge and preference toward LCI products

36K	1.6M	65K	2.1M
Trained Dealer Personnel	Views on Tech Support Seminars	Tech Product Class Completions	How-To Page Hits



Inorganic Expansion

Acquiring aftermarket brands to further build out our product offerings

15

16 Building Products Transportation Products Europe Utility Trailers Marine RV Windows, Chassis Motion Power Systems Axles, Cut & Sew Aftermarket Electronics Plastics Furniture Awnings 1956 Founded as B&L Industries, supplying metal roofing to the MH industry Acquired Riverdale Steelworks, adding MH chassis manufacturing Acquired Kinro, industry leading window manufacturer 1980 M&A Driving Additional Upside 1958 1990s 1997 Metal Roofs Chassis, Chassis Parts Windows Windows 2000 2024 First RV chassis is built in McAdoo, PA Vertically integrated steel fabrication capabilities Began acquisition string of 6 chassis manufacturers Chassis, Chassis Parts Residential Windows Plastics Started axle business, began string of 8 RV component acquisitions Axles. RV Accessories. Power & Motion 2004 Acquired first of 3 RV furniture & mattress businesses 2007 Furniture, Lamination Electronics Axles Lamination Marinized Axles Awnings 2011 Acquired first adjacent market window business Aftermarket 2014 Acquired/vertically integrated electronics business Acquired first of 5 marine furniture businesses RV Parts & Accessories 2015 Pontoon Furniture Marine Accessories Windshields, Canvas 2016 Acquired first of 10 European businesses Steps & Bed Lifts Windows Entry Doors Acquired Marine glass, canvas & aftermarket businesses Powered Shade/Canvas Acrylic Windows Hitches & Towing Truck Accessories Entered automotive aftermarket by acquiring the CURT Group Blinds & Shades 2018 Sailing Equipment Glass Products 2020 Electronics 2021 Appliances, HVAC Electronics Acquired Furrion, adding appliances & HVAC systems Plastics RV Marine Transportation Aftermarket International Building Products

17 Trusted by Blue Chip Industry Leaders No single customer makes up over 20% of consolidated net sales Diversified Customer Base Steadfast focus on curating long lasting relationships with industry partners Average Tenure of Top Ten Customers15+ yrs I've done business with Jason and his team at LCI for 26 years and trust that they will stand behind their products and do what’s right, and no other supplier in the business comes close to providing the same level of industry advancing innovations as LCI – Ron Fenech, Founder of Brinkley RV Our partnership has only flourished over the years due to LCI's reliable quality, industry leading innovation, long term relationships, top tier service and training support – Doug Gaeddert, CEO Forest River RV Division LCI's outstanding customer service, willingness to innovate, strong relationship with us, and local presence in Elkhart make them an indispensable partner for our future – David Wright, CEO Forest River Bus, Marine, and Heavy Truck Division LCI's commitment to delivering high- quality components, on-time delivery and exceptional aftermarket support enables Alliance RV to provide best-in- class products to our dealer network across North America – Coley Brady, Owner and CEO of Alliance RV Throughout my 25 years in the industry, LCI has been committed to innovation and design, supporting the growth of the companies I’ve been fortunate enough to lead and I am very proud to do business with a company that serves their community, customers and team members in such an admirable way – Don Clark, Founder and CEO of Grand Design RV

18 Strong Industry Fundamentals and Dynamics Support Growth Increasing demand for motorhomes and towables Growing government investment in infrastructure to support tourism Rising popularity of road trips and use of off-road campers Proliferation of government initiatives for affordable housing Growing demand for housing with environmentally conscious components Rising popularity of modular home construction methods Increased customer engagement in recreational boating activities Broad adoption of recreational boating in the millennial driven adventure tourism Normalizing inventory levels and lowering rates supporting purchase financing RV Market Marine Market Building Products Market Key Tailwinds LCI Historical Sales $669 $511 $398 $573 $681 $901 $1,016 $1,191 $1,403 $1,679 $2,148 $2,476 $2,371 $2,796 $4,473 $5,207 $3,785 $3,741 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 ($M)

19 Historically the RV market rebounds by an average of 101% over the 4-8 years following a shipment downturn Anticipated Strong RV Recovery Ahead RV Industry Showing Signs of Recovery • First YoY retail growth in 40 months in 4Q24 • Dealer inventories at or near historic lows • Many dealers reporting profitability in early 2025 Secular Tailwinds Accelerating Growth • Shift to experiences driving demand • Remote work enabling more travel • Broader travel rebound underway Source: Statistical Surveys, Inc.

20 Optimized Operations Boosting Profitability 11% Negatives 3% 2022 • 37% RV shipment decline • Lower commodity-linked selling prices • Fixed costs deleverage Operating Margin: 2023 Positives • Lower material & freight costs • Aftermarket mix impact • Lower warranty costs • Facility consolidation • Overhead & G&A reductions 6% 2024 >10% Target Steady State Negatives • Sluggish RV production 25% incremental margin on higher volumes* Positives • Higher volumes • Aftermarket gains • 85bps of overhead and G&A reductions • Facility consolidation Negatives • Sluggish Marine production * Incremental margin over baseline comparative period volume.

21 A Visionary Leadership Team Driving Long-Term Growth Jason Lippert President & Chief Executive Officer Time with LCI: 29+ Years Ryan Smith Group President of North America Jamie Schnur Group President of Aftermarket Lillian Etzkorn Chief Financial Officer Time with LCI: 18+ Years Time with LCI: 28+ Years Time in Industry: 30+ Years 17 Years Average Tenure Amongst Senior Leadership Scott Meiner Chief Supply Chain Officer Time with LCI: 27+ Years Andrew Mock SVP of Sales RV Time with LCI: 10+ Years Andrew Pocock EVP of Building & Transportation Products Time with LCI: 20+ Years Andrew Namenye Chief Legal Officer Time in Industry: 20+ Years Experienced Through various economic cycles Expansive Industry knowledge and relationships Local Centralized team stays close to the business

22 Strategic Capital Deployment Driving Shareholder Value Historical Use of Cash Capital Allocation Priorities • Strategic Acquisitions to expand presence in existing markets • Reinvestment back into the business • Returning value to shareholders • Reducing Leverage Strong History of Cash Returns • Generated ~$900 million in operating cash flows during a 2-year period while a 50% drop in RV shipments occurred • Strong cash position of $166 million at December 31, 2024 • Paid down $366 million of debt since 2023 • Net debt to EBITDA1 of 1.7x at December 31, 2024 • Paid quarterly dividends in 2024 aggregating $4.30 per share, or $109 million Repurchases Dividends Acquisitions CapEx 1 EBITDA is a non-GAAP measure. See appendix for a reconciliation to the nearest GAAP measure

LCI is a Unique Investment Opportunity



1. Market leading manufacturer of engineered components with whitespace for continued growth & diversification
2. Proven business resilience, strong cash flow generation and financial discipline driving shareholder returns
3. Established competitive moat with ability to withstand economic downturns
4. Innovation fueling market share gains, product expansion and content per unit increases
5. New market diversification and aftermarket segment growth expands business opportunities and insulates against cyclicality
6. Track record of driving diversification across business segments with organic strategic opportunities and bolt-on M&A
7. Trusted by blue-chip industry leaders and has long-standing, profitable relationships with them
8. Strong industry fundamentals support continued growth
9. Visionary management team with extensive industry experience

23

FINANCIAL PERFORMANCE

25 Historical Operating Performance $276 $321 $511 $682 $255 $344 11.6% 11.5% 11.4% 13.1% 6.7% 9.2% $- $20 0 $40 0 $60 0 $80 0 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 $2,371 $2,796 $4,473 $5,207 $3,785 $3,741 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 $539 $706 $1,043 $1,273 $776 $880 22.7% 25.3% 23.3% 24.5% 20.5% 23.5% 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 $- $20 0 $40 0 $60 0 $80 0 $1,0 00 $1,2 00 $1,4 00 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Net Sales EBITDA1 and Margin Free Cash Flow2 and Conversion3 Gross Profit and Margin ($M)($M) ($M) ($M) 1 FY 2021 and FY 2022 excludes add-back of non-cash charge for inventory fair value step-up of $7M and $1M, respectively; EBITDA is a non-GAAP measure. See appendix for a reconciliation to the nearest GAAP measure; 2 Defined as Cash Flows Provided by Operating Activities less Capital Expenditures; Free Cash Flow is a non-GAAP measure. See appendix for a reconciliation to the nearest GAAP measure; 3 Defined as Free Cash Flow / EBITDA; 4 In FY 2021, significant growth and strategic inventory buying amidst supply chain disruptions resulted in negative FCF of $210M 4 $211 $174 $472 $465 $328 76.6% 54.2% 69.0% 182.0% 95.0% 0.0% 50. 0% 100 .0% 150 .0% 200 .0% 250 .0% 300 .0% $- $20 0 $40 0 $60 0 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 nm

26 Fourth Quarter and Full Year 2024 Highlights 1 EBITDA is a non-GAAP measure. See appendix for a reconciliation to the nearest GAAP measure; 2 For the twelve months ended December 31, 2024 ⚫ Full year operating profit margin of 5.8%, up 250 bps year-over year ⚫ Lowered material costs through supply chain improvements ⚫ Product quality initiatives helped significantly reduce warranty costs year-over-year ⚫ Implemented $28M+ in non-material cost reductions in 2024 Strong operational improvements drove profitability across diverse end markets ⚫ Full year net sales of $3,741M, down 1% year-over-year ⚫ Full year net income of $143M, or 3.8% of net sales, up 123% year-over-year ⚫ Full year EBITDA1 of $344M, or 9.2% of net sales, up 35% year-over-year ⚫ Net sales of $803M with net income of $10M in the fourth quarter of 2024 ⚫ Grew sales to RV OEMs in our top 5 product categories despite negative mix shift ⚫ Delivered towable organic content growth both sequentially over Q3 2024 and year-over-year2 ⚫ Highly successful new product launch with 2025 RV model year – including ABS, A/C innovation, coil spring suspension, new window designs and new patented Sun Deck ⚫ Financial Performance ⚫ Executing Cost Management and Continuous Improvement initiatives ⚫ Gaining Share through Innovation ⚫ Capital Allocation ⚫ Strong liquidity position with $166M of cash and cash equivalents and $453M of availability on revolving credit facility (incl. impact from $4.8M in outstanding Letters of Credit) at December 31, 2024 ⚫ Repaid $89M of debt and paid $109M in dividends during FY 2024 ⚫ Continuing to evaluate strategic acquisition opportunities ⚫ Investing in R&D and innovation to drive profitable growth

APPENDIX

28 LCI Operates in a Large and Growing Outdoor Recreational Market Increased customer engagement in recreational boating activities is reshaping industry Consumer spending and access to credit spur boat purchases Increased boat customization and premium components Expansion of propulsion technologies and innovation Key Marine Growth Drivers Global Total Addressable Market (TAM)1Key RV Growth Drivers $31 $33 $36 $39 $42 $45 2023A 2024E 2025E 2026E 2027E 2028E $19 $20 $21 $22 $23 $25 2023A 2024E 2025E 2026E 2027E 2028E ($B)($B) Global RV TAM Growth Global Marine TAM Growth Increased worldwide demand in outdoor recreational activities coupled with continuing innovation underpins strong growth in forecasted TAM RV ownership has increased over 60% in the last 20 years Surging camping and outdoor activities as well as improving RV technology across Europe are driving demand for RVs 80%+ of current RV owners are intending to buy another RV, with 9.5M+ households expected to buy in the next 5 years Favorable demographic shift to younger RV owners across U.S. and Europe Key Industry Players RV Market Marine Market Source: Mordor Intelligence (2023 – 2028 Recreational Vehicle Market Study), Technavio (2024 – 2028 Recreational Boats Market Study) 1 Global Total Addressable Markets as defined in the Mordor Intelligence and Technavio market studies

Reconciliation of Non-GAAP Measures

EBITDA[1] ($ in millions)	Twelve Months Ended December 31,					
	2024	2023	2022	2021	2020	2019
Net income	$143	$64	$395	$288	$158	$147
Interest expense, net	29	40	28	16	13	9
Provision for income taxes	46	19	130	94	51	45
Depreciation and amortization	126	132	129	112	98	75
EBITDA	$344	$255	$682	$511	$321	$276

FREE CASH FLOW CONVERSION ($ in millions)	Twelve Months Ended December 31,					
	2024	2023	2022	2021	2020	2019
Cash flows provided by operating activities	$370	$527	$603	($112)	$231	$270
Capital expenditures	(42)	(62)	(131)	(99)	(57)	(58)
Free cash flow	$328	$465	$472	($210)	$174	$211
Operating Cash Flow Conversion[2]	259%	821%	153%	nm	146%	184%
Free Cash Flow Conversion[3]	95%	182%	69%	nm	54%	77%

NET DEBT/EBITDA (TTM)	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Total debt	$757	$847	$1,119	$1,303	$738	$631
Less cash and cash equivalents	166	66	47	63	52	35
Net debt	$591	$781	$1,071	$1,240	$686	$596
Total Debt/Net Income (TTM)	5.3x	13.2x	2.8x	4.5x	4.7x	4.3x
Net Debt/EBITDA (TTM)	1.7x	3.1x	1.6x	2.4x	2.1x	2.2x

EBITDA, free cash flow, and free cash flow conversion are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. Free cash flow is defined as net cash flows provided by operating activities less capital expenditures. Free cash flow conversion is defined as free cash flow divided by EBITDA. The free cash flow conversion ratio is a non-GAAP measure and should not be considered a substitute for the ratio of cash flows from operating activities divided by net income determined in accordance with GAAP. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

The net debt to EBITDA ratio on a trailing twelve month basis is a non-GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by EBITDA. The net debt to EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

[1] FY 2021 and FY 2022 excludes add-back of non-cash charge for inventory fair value step-up of $7M and $1M, respectively; [2] Defined as Cash Flows Provided by Operating Activities / Net Income; [3] Defined as Free Cash Flow / EBITDA

29